                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

             WORLDWIDE INSURANCE TRUST - WORLDWIDE HARD ASSETS FUND
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31, 2008

Date of reporting period: DECEMBER 31, 2008

Item 1: Report to Shareholders

ANNUAL REPORT
DECEMBER 31, 2008

Worldwide Insurance Trust

          WORLDWIDE HARD ASSETS FUND

The information contained in the enclosed shareholder letter represents the personal opinions of the management team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the management team members are as of December 31, 2008.

Dear Shareholder:

The annual period ended December 31, 2008 was one of unprecedented volatility in global equity markets, particularly for hard assets commodities. The Initial Class shares of the Van Eck Worldwide Hard Assets Fund declined 46.12% for the twelve months ended December 31, 2008. Energy stocks, oil services stocks in particular, detracted most from relative returns for the year.

Due primarily to an overweight in coal and base metals and an underweight in integrated oil during the second half of the year, the Fund underperformed its benchmark, the Standard & Poor’s (S&P) North American Natural Resources Sector Index (SPGINRTR)1, which fell 42.55%. To compare, the S&P GSCI Total Return Index (SPGSCITR)2, which tracks commodity futures markets rather than equities, declined 46.49%. The broad equity market, as measured by the S&P 500 Index3, dropped 36.99%.

Against the backdrop of challenging market conditions, certain sub-sector allocations and individual stock selections did help overall performance. The Fund’s overweight to precious metals stocks contributed most, relatively, to its results during the annual period. During the second half of the year, our disciplined risk management indicated a move towards a greater cash position. The decision to exit certain energy-related positions avoided further losses, thus illustrating our flexible, actively managed portfolio. Going forward, we will continue to invest in a diverse basket of hard assets sub-sectors across several geographic regions, as we believe that a diversified investment style can potentially limit volatility in comparison with more narrowly focused funds over the long term.

Market and Economic Review

Energy
Within the energy sub-sector, crude oil prices declined 53.53% for the year, while natural gas prices fell 25.16%. However, as with virtually all of the sub-sectors, this masks what was unparalleled volatility during the annual period.

Having surpassed the $100 per barrel milestone in February, crude oil prices reached $145.29 per barrel on July 3, the pinnacle of the commodity’s 2008 surge. Crude oil prices were driven by strong demand in Asia and ongoing supply-side issues. Another key issue in the oil markets was the tightness of light sweet crude, which makes up approximately 27% of global production. Crude oil prices then plunged during the second half, driven by the sharp slowdown in economic activity, the fall in oil demand and global instability. Oil hit its low for the year at $33.87 per barrel on December 19. The International Energy Authority stated that global oil demand shrunk in 2008 for the first time since 1983. Crude oil prices jumped toward the end of December after the government reported a smaller-than-expected gain in U.S. fuel supplies, Middle East tension heightened with the conflict in Gaza and Russia threatened to cut natural gas supplies to Ukraine. However, crude oil prices still ended the year at $44.60 per barrel, the lowest levels seen since 2004.

Natural gas prices surged during the first half of the year, primarily due to undersupplied gas markets, major exploration discoveries, strong overseas market demand, particularly from Asia, and liquid natural gas project delays. Natural gas prices then fell given the economic crisis, tightening fundamentals and hurricane-related supply disruptions.

Similarly, coal prices rose during the first half of the year as fundamentals in the market remained tight. However, coal prices dropped significantly during the second half on the weakening economy, low steel utilization, supply/demand issues and unwinding by hedge funds of their leveraged commodities positions.

On the equity side, oil services stocks were down 59.48% for the year, as measured by the Philadelphia Oil Services Index (OSX).4 Coal stocks, as measured by the Stowe Coal Index,5 declined 64.60% for the annual period. Major oil companies, as measured by the Amex Oil Index (XOI),6 and natural gas stocks, as measured by the Amex Natural Gas Index (XNG),7 dropped a comparatively more modest 35.48% and 33.54%, respectively, for the twelve months ended December 31, 2008.

Precious Metals
Gold was one of the few asset classes—and the only notable hard assets commodity—to add value in 2008. For the twelve-month period, gold bullion prices advanced $48.13 per ounce, or 5.77%, to close on December 31, 2008 at $882.05. Although gold bullion prices completed their eighth straight annual gain, 2008 saw significant ups and downs for the precious metal. Gold reached an all-time high of $1,032.70 per ounce in March. This was followed by several months of consolidation in the $850 to $950 per ounce range, before gold became heavily sold with the onset of the worst phase of the credit crisis so far. Gold reached its low for the year at $682.41 per ounce in October, and then subsequently rallied in the last months of 2008, rising $200 per ounce from its October lows. After four months of strength, the U.S. Dollar Index (DXY)8 fell precipitously leading up to and following the December 16 Federal Reserve Board decision to drop the targeted federal funds rate to a 0% to 0.25% range. As is often the case, dollar weakness translated to strength in the gold market.

Other precious metals did not shine as brightly. Having reached all-time highs in March 2008, platinum prices fell 38.76% for the year, while silver prices declined 23.01%.

While the gold bullion market was subdued by forced selling, gold shares suffered relentlessly, as valuations relative to the gold bullion price plummeted to lows never seen before. At one point, NYSE Arca Gold Miners Index (GDM),9 was down as much as 64% year-to-date. Fortunately, gold shares, like the precious metal, had strong year-end performance that enabled the GDM to cut its losses for the year to -26.33%. The Philadelphia Gold and Silver Index (XAU)10 declined 27.73% for the annual period.

Base and Industrial Metals
Among base and industrial metals, there was considerable disparity in performance during the first half of the year. Early in the year, power cuts to smelters in China and South Africa caused production to decrease and the price of aluminum to increase. Copper and nickel prices also gained ground, while zinc prices declined. During the second quarter, copper, aluminum and tin prices rose, but lead, nickel and zinc prices declined. Virtually all base and industrial metals prices dropped during the second half of the year, feeling the effects of a slower economy in general, grim news concerning housing starts and slower demand growth in China, a major user of these metals.

For the annual period, copper prices declined 54.01%, zinc prices fell 49.03%, aluminum prices dropped 36.07%, nickel prices declined 55.51% and lead prices decreased 60.82%. The S&P GSCI Industrial Metals Index11 was down 49.02% for the year.

Agriculture
During the first half of the year, agricultural commodities prices were driven materially higher as unexpectedly low inventories and poor weather conditions in China affected supply and pricing. Meanwhile, demand for agriculture remained healthy. By September, however, the decline in crude oil prices began to impact the agricultural markets, as support for heightened prices was diminished. The credit crisis also led to weakened global demand. Wheat prices were down 30.85% for the year, soybean prices were down a more modest 18.93% and corn prices fell just 11.66% in 2008. Some agricultural commodities showed gains. Cocoa prices jumped 31% and rough rice prices gained 13% for the year.

Fund Review

Energy Holdings
The Fund began 2008 with a 63.3% allocation to energy and ended the year with a 59.6% allocation. During the first half of the year, the Fund’s energy positions performed extremely well, enabling the Fund to benefit from quite a bit of profit taking through July. However, given the severity of the market downturn during the second half of the year, as stated earlier, this sub-sector ultimately detracted most from relative returns for the year.

As oil prices fell, oil field services companies suffered the most. Fund holdings in McDermott International and National Oilwell Varco (sold by yearend and 2.4%, respectively, of Fund net assets†) were among the biggest detractors from Fund performance. Oil services firms Transocean (2.6% of Fund net assets†) and Schlumberger (2.5% of Fund net assets†) performed poorly as well. Integrated oil and gas companies and energy exploration companies also fared poorly given the economic and underlying commodity price downturn. Among these, Frontier Oil, Hess, Petroleo Brasileiro and Petrohawk Energy (1.0%, 1.7%, 2.0% and 2.5% of Fund net assets, respectively†) detracted from the Fund’s results most.

Coal companies, several of which had been top performers during the first half of the period, also struggled for the year as a whole, as coal prices dropped significantly during the second half. Within this area, U.S. metallurgical coal producers Walter Industries (sold at yearend) and Alpha Natural Resources (1.2% of Fund net assets†) detracted most.

There were some bright spots amid the Fund’s energy holdings. During the fourth quarter, the Fund purchased shares of integrated oil company ExxonMobil and oil services company Pride International (4.9% and 0.5% of Fund net assets, respectively†). Both of these holdings were net positive contributors to the Fund for the year, based on their solid results during the yearend rally. Oil services company FMC Technologies (sold during the second quarter) and coal company Exxaro Resources (sold at yearend) also contributed positively to the Fund’s annual results.

Precious Metals Holdings
Overall, precious metals was the best performing sub-sector for the Fund in 2008. The Fund started the year with a 14.0% precious metals allocation and ended the year with a 17.0% allocation.

Notable contributors to the Fund’s annual results included four medium- to large-cap stocks—the U.K.’s Randgold Resources (3.9% of Fund net assets†) and Canada’s Kinross Gold (5.1% of Fund net assets†), Agnico-Eagle Mines (4.9% of Fund net assets†) and Goldcorp (1.9% of Fund net assets†). Common themes among these companies were good operating managements with attractive growth prospects. All four were able to increase production during 2008, which is exceptional in an industry that has seen several years of production declines.

Although strong during the first half of the year, small-cap, or junior-mining companies underperformed for the annual period overall, given that they are generally not as liquid as their larger-cap counterparts and tend to rely more on the capital markets for funding. Australian gold miner Lihir Gold (sold at yearend) was a drag on the Fund’s annual performance, with its share price declining substantially despite the rise in gold bullion prices. Among other precious metals producers, the Fund’s holdings in South

Africa’s Impala Platinum Holdings (sold at yearend) and Canada’s Silver Wheaton (0.3% of Fund net assets†) detracted.

Base and Industrial Metals Holdings
The Fund’s allocation to the base and industrial metals group decreased from 11.4% at yearend 2007 to 8.9% at yearend 2008.

Still, the Fund benefited from certain select holdings in this space. Established during the fourth quarter, the Fund’s position in Steel Dynamics (0.5% of Fund net assets†), the U.S.’ fifth largest producer of carbon steel products, contributed positively to its annual results. Australia’s Iluka Resources (sold at yearend), a major participant in the global mineral sands industry, was also a notable positive contributor. Other positive contributors to the Fund’s results were two U.K. diversified metals producers—Anglo American and Eurasian Natural Resources (sold at yearend, respectively).

The biggest detractors from performance within the sub-sector included Xstrata (0.9% of Fund net assets†) and BHP Billiton (3.7% of Fund net assets†), both U.K. companies. Compania Vale do Rio Doce’s (sold at yearend) $90 billion bid to acquire Xstrata and become the world’s biggest mining company was shelved toward the end of the period because of the economic turn of fortune. BHP Billiton’s share price rebounded toward yearend, but lost ground for the year, another merger and acquisition casualty of the economic downturn. A position in steel company ArcelorMittal (sold at yearend) also detracted from the Fund’s results.

Agriculture Holdings
Agricultural product companies continued to garner attention throughout 2008, as the “soft asset” commodity sub-sector declined less than many of its hard asset counterparts. The Fund held a 1.8% allocation to agricultural holdings at the end of December 2008, represented by its position in Tyson Foods (1.8% of Fund net assets†). We also held a position in global agricultural products provider Monsanto for most of the year, selling the Fund’s position in December. Both of these U.S. companies detracted modestly from Fund performance for the year.

* * *

The Worldwide Hard Assets Fund offers a diversified approach to natural resource investing and has the ability to search out the most attractive opportunities from around the globe. While there is no question that the absolute performance of the Fund was most disappointing, we do believe that 2008 results should be taken in a broad context. We acknowledged in June that gathering headwinds suggested a cyclical retrenchment during the second half of the year. Admittedly, no one, including us, anticipated the extent of that retrenchment.

That said, we, as always, assess the risk/reward potential of the Fund’s investments with a long-term perspective. We believe that sensational value has been created in the hard assets equity sectors by the dramatic price falls. At the end of December, many companies were trading below book value, had little or no net debt and had positive free cash flow. There may well continue to be considerable headwinds ahead in the form of earnings/cash flow downgrades, further macroeconomic weakness, ongoing liquidity concerns and poor investor sentiment. Historically, downward momentum wins the battle in the short term. However, over the medium to longer term, forces are shaping up to be positive for the commodity complex and thus we remain constructive in our view.

First, it appears to us that the stimulus programs introduced by several developed nations will be inflationary. The key issue here is one of timing, but we expect additional stimulus to be implemented, led by the new U.S. presidential administration, and we expect that additional stimulus to focus not just on the financial institutions themselves but on the real economy. Second, China, a key driver of commodity pricing, changed policy during the third quarter of 2008, so that it, too, was more focused on stimulative measures. Third, the credit crisis has rationed credit, which will likely result in less supply to commodity markets in coming months and years via project cancellations and postponements. There is also evidence that supply could contract via production cuts by oil-producing countries, mining companies and steel mills, which might put a floor on prices. While demand may well continue to decline over the months ahead, when the global economic recovery does come and demand does revive, having less supply should speed up the turnaround for the hard assets sector.

As we wait for signs of improvement, we intend over the months ahead to seek to take advantage of stock-specific buying opportunities created by market weakness. We intend to look for select companies where we believe valuation declines have been overdone or where a sustainable competitive advantage positions such companies to take advantage of current market conditions. Our goal, as always, will be to use in-depth, bottom-up analysis of fundamentals and market performance across the globe to find undervalued companies with quality assets, strong balance sheets, attractive long-term growth potential and, more importantly than ever in our opinion, experienced management teams.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivative, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs. The Fund is also subject to inflation risk, short-sales risk, market risk, non-diversification risk and leverage risk. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

We appreciate your continued investment in the Van Eck Worldwide Hard Asset Fund. We look forward to helping you meet your investment goals in the future.

Investment Team Members:

Derek S. van Eck	Charles T. Cameron	Edward W. Mitby
Chief Investment Officer

Joseph M. Foster	Samuel R. Halpert	Charl P. de M. Malan

Geoffrey R. King	Gregory F. Krenzer	Shawn Reynolds

January 23, 2009

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Net asset value (“NAV”) returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company’s charges, fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

†

All Fund assets referenced related to geographic weightings and company weightings are Total Net Assets as of December 31, 2008; Fund assets referenced related to sector weightings are Total Net Investments as of December 31, 2008.

All indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The S&P North American Natural Resources Sector Index (SPGINRTR) is calculated with dividends reinvested. The Index includes mining, energy, paper and forest products, and plantation-owning companies.
[2]

The S&P GSCI Total Return Index (SPGSCITR) is calculated with dividends reinvested. The Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures.

[3]	The Standard and Poor’s (S&P) 500 Index consists of 500 leading companies in leading industries of the U.S. economy. The Index is calculated with dividends reinvested.
[4]

The Philadelphia Oil Service Index (OSX) is a price-weighted index composed of 15 companies that provide oil drilling and production services, oil field equipment, support services and geophysical/reservoir services.

[5]

The Stowe Coal IndexSM is intended to give investors an efficient, modified market capitalization-weighted index designed to track movements of securities of companies involved in the coal industry that are traded on leading global exchanges.

[6]

The Amex Oil Index (XOI) is a price-weighted index designed to measure the performance of the oil industry through changes in the prices of a cross section of widely-held corporations involved in the exploration, production, and development of petroleum.

[7]

The Amex Natural Gas Index (XNG) is an equal-dollar weighted index designed to measure the performance of highly capitalized companies in the natural gas industry involved primarily in natural gas exploration and production and natural gas pipeline transportation and transmission.

[8]	The U.S. Dollar Index (DXY) indicates the general international value of the U.S. dollar. The DXY does this by averaging the exchange rates between the U.S. dollar and six major world currencies.
[9]	NYSE Arca Gold Miners (GDM) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.
[10]	The Philadelphia Stock Exchange Gold and Silver Index (XAU) is a capitalization-weighted index that includes the leading companies involved in the mining of gold and silver.
[11]

The S&P GSCI Industrial Metals Index measures performance of the industrial metals sub-sector of the S&P GSCI Total Return Index (SPGSCITR), which is calculated with dividends reinvested. The SPGSCITR is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures.

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

*	Percentage of net assets.
**	Percentage of total investments.
Portfolio is subject to change.

TOP TEN EQUITY HOLDINGS*
DECEMBER 31, 2008 (unaudited)

Kinross Gold Corp.
(Canada, 5.1%)
Kinross Gold is involved in the exploration, development and production of gold in countries around the world. The company currently has operations in Canada, the United States, Central America, South America, Africa, Australia and the Russian Far East.

Agnico-Eagle Mines Ltd.
(Canada, 4.9%)
Agnico-Eagle Mines is a gold producer with operations primarily in Quebec, Canada. The company also conducts exploration and development activities in Ontario, Canada and Nevada in the United States. Agnico-Eagle’s gold production is primarily from underground mining operations.

ExxonMobil Corp.
(U.S., 4.9%)
ExxonMobil operates petroleum and petrochemicals businesses on a worldwide basis. The company’s operations include exploration and production of oil and gas, electric power generation, and coal and minerals operations. ExxonMobil also manufactures and markets fuels, lubricants and chemicals.

XTO Energy, Inc.
(U.S., 4.6%)
XTO Energy is a natural gas producer that acquires, exploits and develops long-lived oil and gas properties. The company’s properties are all located in the U.S., concentrated in Texas, Oklahoma, Kansas, New Mexico, Colorado, Arkansas, Wyoming, Louisiana and Alaska.

Anadarko Petroleum Corp.
(U.S., 4.4%)
Anadarko Petroleum is an oil and gas exploration and production company, with major areas of operation located onshore in the United States, the Gulf of Mexico, Algeria, and has production in China and a development project in Brazil. The company markets natural gas, oil and natural gas liquids (NGLs), and owns and operates gas gathering and processing systems.

Randgold Resources Ltd.
(United Kingdom, 3.9%)
Randgold explores for and develops mines and mineral interests in sub-Saharan Africa. The company also acquires and rehabilitates existing underperforming gold mines as well as mature exploration programs and bulk tonnage shallow deposits with gold producing potential. The group has interests in Cote d’Ivoire, Mali, Tanzania and Senegal.

SPDR Gold Trust
(U.S., 3.8%)
SPDR Gold Trust is an investment fund whose objective is for its shares to reflect the performance of the price of gold bullion, less the Trust’s expenses.

BHP Billiton PLC
(United Kingdom, 3.7%)
BHP Billiton is an international resources company. The company’s principal business lines are mineral exploration and production, including coal, iron ore, gold, titanium, ferroalloys, nickel and copper concentrate, as well as petroleum exploration, production and refining.

Occidental Petroleum Corp.
(U.S., 3.7%)
Occidental Petroleum explores for, develops, produces and markets crude oil and natural gas. The company also manufactures and markets a variety of basic chemicals, including chlorine, caustic soda, polyvinyl chloride, vinyl chloride monomer and ethylene dichloride as well as specialty chemicals. Occidental also has an interest in petrochemicals.

Nucor Corp.
(U.S., 3.5%)
Nucor is engaged in the manufacture and sale of steel and steel products, with operating facilities primarily in the U.S. and Canada. The company operates in two business segments: steel mills and steel products. Nucor is also North America’s largest recycler.

*	Percentage of net assets. Portfolio is subject to change. Company descriptions courtesy of Bloomberg.com.

EXPLANATION OF EXPENSES
(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 to December 31, 2008.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008- December 31, 2008

Initial Class	Actual	$1,000.00	$435.50	$3.90
	Hypothetical**	$1,000.00	$1,019.71	$5.48

Class R1	Actual	$1,000.00	$435.80	$3.86
	Hypothetical**	$1,000.00	$1,019.76	$5.43

Class S	Actual	$1,000.00	$434.40	$4.90
	Hypothetical**	$1,000.00	$1,018.30	$6.90

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2008) of 1.08% on Initial Class Shares, 1.07% on Class R1 Shares and 1.36% on Class S Shares, multiplied by the average account value over the period, multiplied by 184 and divided by 366 (to reflect the one-half year period)

**	Assumes annual return of 5% before expenses

PERFORMANCE COMPARISON
(unaudited)

This graph compares a hypothetical $10,000 investment in the Van Eck Worldwide Hard Assets Fund made ten years ago (Initial Class) and at inception (Class R1 and Class S) with a similar investment in the S&P North American Natural Resources Sector Index and the Standard & Poor’s 500 Index.

Van Eck Worldwide Hard Assets Fund (Initial Class) S&P North American Natural Resources Sector Index Standard & Poor’s 500 Index

Average Annual Total Return 12/31/08	1 Year	5 Year	10 Year

Van Eck Worldwide Hard Assets Fund (Initial Class)[1]	-46.12%	12.93%	12.05%

S&P North American Natural Resources Sector Index	-42.55%	8.95%	8.36%

Standard & Poor’s 500 Index	-36.99%	-2.19%	-1.38%

Van Eck Worldwide Hard Assets Fund (Class R1) S&P North American Natural Resources Sector Index Standard & Poor’s 500 Index

Average Annual Total Return 12/31/08	1 Year	Since Inception

Van Eck Worldwide Hard Assets Fund (Class R1)[1]	-46.10%	14.32%

S&P North American Natural Resources Sector Index	-42.55%	9.29%

Standard & Poor’s 500 Index	-36.99%	-2.36%

PERFORMANCE COMPARISON
(continued)

Van Eck Worldwide Hard Assets Fund (Class S) S&P North American Natural Resources Sector Index Standard & Poor’s 500 Index

Average Annual Total Return 12/31/08	1 Year	Since Inception

Van Eck Worldwide Hard Assets Fund (Class S)[1]	-46.35%	-8.83%

S&P North American Natural Resources Sector Index	-42.55%	-9.00%

Standard & Poor’s 500 Index	-36.99%	-11.14%

[1]

Inception date for the Van Eck Worldwide Hard Assets Fund was 9/1/89 (Initial Class), 5/1/04 (Class R1) and 5/1/06 (Class S); index returns for the Class R1 and Class S performance comparison are calculated as of nearest month end (4/30/04 and 4/30/06, respectively).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The S&P North American Natural Resources Sector Index (SPGINRTR) is calculated with dividends reinvested. The Index includes mining, energy, paper and forest products, and plantation-owning companies.

The Standard and Poor’s (S&P) 500 Index consists of 500 leading companies in leading industries of the U.S. economy. The Index is calculated with dividends reinvested.

SCHEDULE OF INVESTMENTS
December 31, 2008

Number of Shares		Value

COMMON STOCKS: 93.0%
Australia: 0.0%
76,571	Southern Pacific Petroleum NL * #	$326

Brazil: 2.0%
486,000	Petroleo Brasileiro S.A. (ADR)	11,902,140

Canada: 13.7%
166,000	Addax Petroleum Corp.	2,835,917
569,500	Agnico-Eagle Mines Ltd. (USD) ‡	29,232,435
1,614,800	Brazilian Resources, Inc. * #	0
96,600	CIC Energy Corp. * R	145,546
36,000	FNX Mining Co., Inc. *	88,651
356,152	Goldcorp, Inc. (USD)	11,229,473
202,000	Killam Properties, Inc.	731,422
211,855	Kinross Gold Corp.	3,861,270
1,434,500	Kinross Gold Corp. (USD)	26,423,490
14,800	Petrolifera Petroleum Ltd. *	12,588
968,900	Petrolifera Petroleum Ltd. * R	824,095
234,000	Silver Wheaton Corp. (USD)*	1,518,660
219,500	Timberwest Forest Corp.	629,429
11,300	Timberwest Forest Corp. R	32,403
236,205	Yamana Gold Inc.	1,808,131
291,048	Yamana Gold Inc. R	2,227,949

		81,601,459

France: 2.5%
266,000	Total S.A. (ADR)	14,709,800

Kazakhstan: 1.2%
538,000	KazMunaiGas Exploration (GDR) Reg S #	6,820,923

Kuwait: 0.8%
15,562,437	Kuwait Energy Co. KSCC # R	4,850,776

Norway: 1.3%
149,600	Fred Olsen Energy A.S.A. #	4,034,474
458,498	Seadrill Ltd. #	3,736,759

		7,771,233

South Africa: 0.5%
288,000	Gold Fields Ltd. (ADR)	2,859,840

United Kingdom: 8.5%
1,144,000	BHP Billiton PLC. #	22,188,537
533,100	Randgold Resources Ltd. (ADR)	23,413,752
545,000	Xstrata PLC #	5,099,763

		50,702,052

United States: 62.5%
430,200	Alpha Natural Resources, Inc. *	6,964,938
342,000	American Water Works Co., Inc.	7,140,960
673,200	Anadarko Petroleum Corp.	25,951,860
446,200	BPZ Resources Inc. *	2,855,680
432,000	Cabot Oil & Gas Corp.	11,232,000

See Notes to Financial Statements

Number of Shares		Value

United States (continued)
404,500	Cameron International Corp. *	$8,292,250
207,300	Devon Energy Corp.	13,621,683
185,000	Diamond Offshore Drilling, Inc.	10,903,900
528,000	Ellora Oil & Gas, Inc. * # R	7,539,840
514,650	Equitable Resources, Inc.	17,266,508
365,000	ExxonMobil Corp.	29,137,950
120,000	Freeport-McMoRan Copper & Gold, Inc.	2,932,800
467,000	Frontier Oil Corp.	5,898,210
187,700	Hess Corp.	10,068,228
1,967,000	International Coal Group, Inc. *	4,524,100
64,000	Jacobs Engineering Group, Inc. *	3,078,400
65,400	Kaiser Aluminum Corp.	1,472,808
154,805	Mercer International, Inc. *	297,226
594,944	National Oilwell Varco, Inc. * ‡	14,540,431
425,100	Newfield Exploration Co. *	8,395,725
701,600	NRG Energy, Inc. *	16,368,328
445,100	Nucor Corp.	20,563,620
364,000	Occidental Petroleum Corp.	21,836,360
946,000	Petrohawk Energy Corp. *	14,785,980
185,400	Pride International, Inc. *	2,962,692
337,000	Quanta Services, Inc. *	6,672,600
446,600	Range Resources Corp.	15,358,574
350,000	Schlumberger Ltd. ‡	14,815,500
249,300	Steel Dynamics, Inc.	2,787,174
320,805	Transocean, Inc. *	15,158,036
1,231,681	Tyson Foods, Inc.	10,789,526
586,600	Weatherford International Ltd. *	6,347,012
109,200	Weyerhaeuser Co.	3,342,612
774,350	XTO Energy, Inc. ‡	27,311,325

		371,214,836

Total Common Stocks (Cost: $659,682,894)		552,433,385

EXCHANGE TRADED FUND: 3.7% (Cost: $19,151,941)
United States: 3.7%
259,000	SPDR Gold Trust *	22,408,680

MONEY MARKET FUND: 4.7% (Cost: $27,802,868)
United States: 4.7%
	AIM Treasury Portfolio -
27,802,868	Institutional Class	27,802,868

Total Investments: 101.4% (Cost: $706,637,703)		602,644,933
Liabilities in excess of other assets: (1.4)%		(8,548,979)

NET ASSETS: 100.0%		$594,095,954

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
(continued)

Number of Contracts		Value

COVERED OPTIONS WRITTEN: (0.0)%
(509)	Agnico-Eagle Mines Ltd. Calls ($55, expiring 1/16/2009)	$(83,985)
(1,139)	National Oilwell Varco, Inc. Calls ($30, expiring 1/16/2009)	(22,780)
(875)	Schlumberger Ltd. Calls ($45, expiring 1/16/2009)	(100,625)
(1,354)	XTO Energy, Inc. Calls ($40, expiring 1/16/2009)	(47,390)

(Premiums Received: $847,808)		$(254,780)

ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
USD	—	United States Dollar

*	Non-income producing
‡	Collateral for call option.
#

Indicates a fair valued security which has not been valued using an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value for fair valued securities is $54,271,398, which represents 9.1% of net assets.

R

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the market value amounted to $15,620,609, or 2.6% of net assets.

Reg S

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Restricted securities held by the Fund are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

CIC Energy Corp.	2/8/2007	96,600	$1,224,335	$145,546	0.0%
Ellora Oil & Gas, Inc. (a)	6/30/2006	528,000	6,336,000	7,539,840	1.3
Kuwait Energy Co. KSCC (a)	8/6/2008	15,562,437	11,764,893	4,850,776	0.8
Petrolifera Petroleum Ltd.	3/7/2005	722,400	962,197	614,437	0.1
Petrolifera Petroleum Ltd.	5/2/2007	246,500	665,886	209,658	0.0
Timberwest Forest Corp.	12/9/1999	11,300	90,651	32,403	0.0
Yamana Gold Inc.	5/29/2008	291,048	582,096	2,227,949	0.4

(a) – Illiquid security			$21,626,058	$15,620,609	2.6%

See Notes to Financial Statements

Summary of Investments by Industry (unaudited)	% of Investments	Value

Basic Industry	1.1%	$6,672,600
Chemicals	0.3	1,472,808
Consumer Goods	1.8	10,789,526
Energy	59.6	359,154,774
Industrial Metals	8.9	53,660,545
Paper and Forest	0.7	4,301,670
Precious Metals	17.0	102,575,000
Real Estate	0.1	731,422
Services	1.0	5,934,080
Utilities	1.2	7,140,960

Total Common Stocks	91.7%	552,433,385
Exchange Traded Fund	3.7	22,408,680
Money Market Fund	4.6	27,802,868

	100.0%	$602,644,933

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Investments, at value (Cost $706,637,703)	$602,644,933
Receivables:
Investments sold	4,230,904
Shares of beneficial interest sold	427,782
Dividends and interest	900,036
Prepaid assets	46,924

Total assets	608,250,579

Liabilities:
Payables:
Investments purchased	12,801,737
Shares of beneficial interest redeemed	220,975
Written options, at value (premiums received $847,808)	254,780
Due to Adviser	546,020
Due to Custodian	36,716
Deferred Trustee fees	67,636
Accrued expenses	226,761

Total liabilities	14,154,625

NET ASSETS	$594,095,954

Initial Class Shares:
Net Assets	$541,777,159

Shares of beneficial interest outstanding	28,892,692

Net asset value, redemption and offering price per share	$18.75

Class R1 Shares:
Net Assets	$51,931,476

Shares of beneficial interest outstanding	2,771,051

Net asset value, redemption and offering price per share	$18.74

Class S Shares:
Net Assets	$387,319

Shares of beneficial interest outstanding	20,897

Net asset value, redemption and offering price per share	$18.53

Net assets consist of:
Aggregate paid in capital	$777,848,559
Unrealized depreciation of investments, foreign currency transactions and options	(103,399,853)
Undistributed net investment income	1,370,838
Accumulated net realized loss on investments and options	(81,723,590)

$594,095,954

See Notes to Financial Statements

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

Income:
Dividends (net of foreign taxes withheld of $671,119)		$11,951,587
Interest		608,677
Securities lending income		1,037,461

Total income		13,597,725

Expenses:
Management fees	$9,500,541
Professional fees	337,662
Custodian fees	245,205
Insurance	201,937
Reports to shareholders	136,430
Trustees’ fees and expenses	79,834
Interest	24,107
Transfer agent fees – Initial Class Shares	41,765
Transfer agent fees – Class R1 Shares	15,787
Transfer agent fees – Class S Shares	14,142
Distribution fees – Class S Shares	1,198
Other	48,360

Total expenses	10,646,968
Waiver of management fees	(12,700)
Expense offset arising from credits on cash balances maintained with custodian	(616)

Net expenses		10,633,652

Net investment income		2,964,073

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments		(84,109,248)
Net realized loss on foreign currency transactions		(746,331)
Net realized gain on options		6,441,693
Net change in unrealized appreciation (depreciation) of investments and options		(469,747,421)
Net change in unrealized appreciation (depreciation) of foreign denominated assets and foreign forward currency contracts		70,289

Net realized and unrealized loss on investments		(548,091,018)

Net Decrease in Net Assets Resulting from Operations		$(545,126,945)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2008	2007

Operations:
Net investment income (loss)	$2,964,073	$(844,117)
Net realized gain (loss) on investments, foreign currency transactions and options	(78,413,886)	165,340,399
Net change in unrealized appreciation (depreciation) of investments, options, foreign denominated assets and foreign forward currency contracts	(469,677,132)	175,978,679

Net increase (decrease) in net assets resulting from operations	(545,126,945)	340,474,961

Dividends and distributions to shareholders:
Dividends from net investment income
Initial Class Shares	(2,696,806)	(873,095)
Class R1 Shares	(390,350)	(116,540)
Class S Shares	(3,815)	(130)

	(3,090,971)	(989,765)

Distributions from net realized capital gains
Initial Class Shares	(147,675,090)	(85,175,310)
Class R1 Shares	(17,488,855)	(11,369,155)
Class S Shares	(101,176)	(12,720)

	(165,265,121)	(96,557,185)

Total dividends and distributions	(168,356,092)	(97,546,950)

Share transactions*:
Proceeds from sales of shares
Initial Class Shares	258,033,721	242,386,986
Class R1 Shares	29,914,438	30,746,714
Class S Shares	864,743	656,862

	288,812,902	273,790,562

Reinvestment of dividends and distributions
Initial Class Shares	150,371,896	86,048,405
Class R1 Shares	17,879,205	11,485,695
Class S Shares	104,991	12,850

	168,356,092	97,546,950

Cost of shares redeemed
Initial Class Shares	(253,326,191)	(156,636,423)
Class R1 Shares	(50,004,374)	(36,033,078)
Class S Shares	(675,484)	(178,168)
Redemption fees	81,587	53,702

	(303,924,462)	(192,793,967)

Net increase in net assets resulting from capital share transactions	153,244,532	178,543,545

Total increase (decrease) in net assets	(560,238,505)	421,471,556
Net Assets:
Beginning of year	1,154,334,459	732,862,903

End of year (including undistributed (distribution in excess of) net investment income of $1,370,838 and $(1,610,924), respectively)	$594,095,954	$1,154,334,459

See Notes to Financial Statements

	Year Ended December 31,

	2008	2007

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Initial Class Shares:
Shares sold	$7,610,087	$7,007,469
Shares reinvested	4,583,112	2,994,029
Shares redeemed	(8,340,958)	(4,612,795)

Net increase	3,852,241	5,388,703

Class R1 Shares:
Shares sold	887,699	891,326
Shares reinvested	545,596	399,781
Shares redeemed	(1,629,036)	(1,074,684)

Net increase (decrease)	(195,741)	216,423

Class S Shares:
Shares sold	26,445	18,870
Shares reinvested	3,226	447
Shares redeemed	(25,362)	(5,553)

Net increase	4,309	13,764

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Initial Class Shares

	Year Ended December 31,

	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$41.19	$32.71	$27.73	$18.36	$14.84

Income (Loss) from Investment Operations:
Net Investment Income (Loss)	0.11	(0.02)	0.06	(0.01)	0.08
Net Realized and Unrealized Gain (Loss) on Investments	(16.53)	12.94	6.64	9.45	3.50

Total from Investment Operations	(16.42)	12.92	6.70	9.44	3.58

Less:
Dividends from Net Investment Income	(0.11)	(0.05)	(0.02)	(0.07)	(0.06)
Distributions from Net Realized Capital Gains	(5.91)	(4.39)	(1.70)	—	—

Total Dividends and Distributions	(6.02)	(4.44)	(1.72)	(0.07)	(0.06)

Redemption Fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net Asset Value, End of Period	$18.75	$41.19	$32.71	$27.73	$18.36

Total Return (a)	(46.12)%	45.36%	24.54%	51.67%	24.23%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$541,777	$1,031,487	$642,822	$424,017	$190,206
Ratio of Gross Expenses to Average Net Assets	0.99%	1.01%	1.13%	1.17%	1.20%
Ratio of Net Expenses to Average Net Assets (b)	0.99%	1.01%	1.13%	1.17%	1.20%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.28%	(0.09)%	0.17%	(0.03)%	0.54%
Portfolio Turnover Rate	76%	94%	78%	52%	60%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

Excluding interest expense, the ratio would be 1.00% for the Initial Class Shares for the year ended December 31, 2007. Excluding interest expense, the ratio would be 1.01% and 1.14% for the Class R1 Shares for the years ending December 31, 2007 and 2006, respectively, and 1.30% and 1.19% for the Class S Shares for the years ended December 31, 2008 and 2007, respectively. The ratio for all other periods shown would be unchanged if any interest expense incurred during those periods was excluded.

(c)	Amount represents less than $0.005 per share.
(d)	Annualized
(e)	Not annualized
*	Inception date of Class R1 Shares.
^	Inception date of Class S Shares.

See Notes to Financial Statements

	Class R1 Shares						Class S Shares

					For the Period May 1, 2004* through December 31, 2004				For the Period May 1, 2006^ through December 31, 2006
							Year Ended December 31,
	Year Ended December 31,

	2008	2007	2006	2005			2008	2007

Net Asset Value, Beginning of Period	$41.18	$32.70	$27.73	$18.36	$ 14.54		$41.05	$32.72	$ 32.55

Income (Loss) from Investment Operations:
Net Investment Income (Loss)	0.09	(0.03)	0.04	0.01	0.03		0.05	(0.03)	0.07
Net Realized and Unrealized Gain (Loss) on Investments	(16.49)	12.95	6.65	9.43	3.79		(16.44)	12.80	0.10

Total from Investment Operations	(16.40)	12.92	6.69	9.44	3.82		(16.39)	12.77	0.17

Less:
Dividends from Net Investment Income	(0.13)	(0.05)	(0.02)	(0.07)	—		(0.22)	(0.05)	—
Distributions from Net Realized Capital Gains	(5.91)	(4.39)	(1.70)	—	—		(5.91)	(4.39)	—

Total Dividends and Distributions	(6.04)	(4.44)	(1.72)	(0.07)	—		(6.13)	(4.44)	—

Redemption Fees	— (c)	— (c)	— (c)	— (c)	—	(c)	— (c)	— (c)	—	(c)

Net Asset Value, End of Period	$18.74	$41.18	$32.70	$27.73	$ 18.36		$18.53	$41.05	$ 32.72

Total Return (a)	(46.10)%	45.37%	24.49%	51.61%	26.27	%(e)	(46.35)%	44.83%	0.49	%(e)

Ratios/Supplementary Data
Net Assets, End of Period (000)	$51,932	$122,166	$89,949	$84,113	$25,952		$387	$681	$ 92
Ratio of Gross Expenses to Average Net Assets	0.99%	1.02%	1.15%	1.19%	1.32	%(d)	2.90%	5.79%	11.91	%(d)
Ratio of Net Expenses to Average Net Assets (b)	0.99%	1.02%	1.15%	1.19%	1.24	%(d)	1.31%	1.20%	1.21	%(d)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.27%	(0.10)%	0.14%	(0.06)%	0.39	%(d)	(0.02)%	(0.30)%	0.61	%(d)
Portfolio Turnover Rate	76%	94%	78%	52%	60%		76%	94%	78%

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
December 31, 2008

Note 1—Fund Organization—Van Eck Worldwide Insurance Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Worldwide Hard Assets Fund (the “Fund”) is a non-diversified series of the Trust and seeks long-term capital appreciation by investing primarily in hard asset securities. The Fund offers three classes of shares: Initial Class Shares that have been continuously offered since the inception of the Fund, Class R1 Shares that became available for purchase on May 1, 2004 and Class S Shares that became available for purchase on May 1, 2006. The three classes are identical except Class R1 Shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days of purchase and Class S Shares are subject to a distribution fee.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A.

Security Valuation—Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are valued using methods approved by the Board of Trustees. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments. Money market fund investments are valued at net asset value. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities. Short-term investments held as collateral for securities loaned are valued at net asset value.

Adoption of Statement of Financial Accounting Standards No. 157 Fair Value Measurements (FAS 157) — In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Fund has adopted FAS 157 as of January 1, 2008. The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used to value the Fund’s investments as of December 31, 2008 is as follows:

Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Market Value of Investments

Long Positions
$548,373,535	$41,880,782	$12,390,616	$602,644,933
Written Options
$(254,780)	None	None	$(254,780)

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions during the year ended December 31, 2008:

Balance as of 12/31/2007	$—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(5,710,277)
Net purchases (sales)	11,764,893
Transfers in and/or out of Level 3	6,336,000

Balance as of 12/31/2008	$12,390,616

NOTES TO FINANCIAL STATEMENTS
(continued)

B.

Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

E.

Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Funds are informed of such dividends. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses) and realized/ unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

F. Use of Derivative Instruments

Option Contracts—The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term realized gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. Transactions in call options written for the year ended December 31, 2008 were as follows:

	Number of Contracts	Premiums

Options outstanding at beginning of year	3,388	$1,602,704
Options written	18,086	6,410,864
Options exercised	(2,969)	(724,067)
Options expired	(14,628)	(6,441,693)

Options outstanding at end of year	3,877	$847,808

NOTES TO FINANCIAL STATEMENTS
(continued)

Futures Contracts—The Fund may buy and sell financial futures contracts for hedging purposes. When the Fund enters into a futures contract, it must make an initial deposit (“initial margin”) as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the Fund is required to make additional margin payments (“variation margin”) to cover any additional obligation it may have under the contract. In the remote chance that a broker cannot fulfill its obligation, the Fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in the price of the futures contract and the price of the underlying instrument and interest rates. Realized gains and losses from futures contracts are reported separately. At December 31, 2008, the Fund had no futures contracts outstanding.

Structured Notes—The Fund may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities or financial commodity indices. When the Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody’s or another nationally recognized statistical rating organization. Van Eck Associates Corporation will monitor the liquidity of structured notes under the supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities limited to 15% of the net assets of the Fund. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the counterparty of the security with respect to both principal and interest. At December 31, 2008, the Fund had no structured notes outstanding.

G.

Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s Schedule of Investments.

Note 3—Management Fees—Van Eck Associates Corporation (the “Adviser”) is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% on the first $500 million of average daily net assets, 0.90% on the next $250 million of average daily net assets and 0.70% on the average daily net assets in excess of $750 million. For the period May 1, 2007 through April 30, 2008, the Adviser had agreed to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses, exceeding 1.20% of average daily net assets for the Initial Class Shares, Class R1 Shares and Class S Shares. For the period May 1, 2008 through April 30, 2009, the waiver is 1.20% for the Initial Class Shares and Class R1 Shares and 1.35% for the Class S Shares. For the year ended December 31, 2008, the Adviser waived management fees in the amount of $12,753 attributable to Class S Shares. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

Note 4—Distribution/12b-1 Plan—The Fund and Van Eck Securities Corporation (the “Distributor”) are parties to a distribution agreement dated May 1, 2006. The Fund has adopted a Distribution Plan (the “Plan”) for Class S Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund is authorized to incur distribution expenses for its Class S Shares which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to 0.15% of the Class S Shares average daily net assets.

Note 5—Investments—For the year ended December 31, 2008, the cost of purchases and proceeds from sales of investments—other than U.S. government securities and short-term obligations aggregated $799,735,700 and $789,812,816, respectively.

Note 6—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2008 was $715,896,932 and net unrealized depreciation aggregated $113,251,999 of which $77,734,533 related to appreciated securities and $190,986,532 related to depreciated securities.

At December 31, 2008, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$1,778,275
Undistributed long term capital gains	3,707,889
Post-October losses	(76,512,051)
Other temporary difference	(67,635)
Unrealized depreciation	(112,659,083)

Total	$(183,752,605)

NOTES TO FINANCIAL STATEMENTS
(continued)

In accordance with Federal income tax regulations, the Fund elected to defer $76,474,713 of net realized capital losses and $37,338 of realized foreign currency losses arising after October 31, 2008. Such losses are treated for tax purposes as arising on January 1, 2009.

The tax character of dividends and distributions paid to shareholders were as follows:

	During the Years Ended December 31,
	2008	2007

Ordinary income	$63,731,031	$29,648,994
Long term capital gains	104,625,061	67,897,9506

Total	$168,356,092	$97,546,950

During 2008, as a result of permanent book to tax differences, the Fund increased undistributed net investment income by $3,108,660 and increased accumulated realized losses by $3,108,660. Net assets were not affected by this reclassification. These differences were primarily due to foreign currency transactions and investments in Passive Foreign Investment Companies.

The Financial Accounting Standards Board Interpretation No. 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the applicable tax authority, and is applicable to all open tax years (tax years ended December 31, 2005-2008). The Fund evaluated the tax positions taken and to be taken, and concluded that no provision for income tax is required in the Fund’s financial statements.

Note 7—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

At December 31, 2008, the aggregate shareholder accounts of three insurance companies own approximately 67%, 15% and 8% of the Initial Class Shares and one of whom owns approximately 100% of the Class R1 Shares. Additionally, two insurance companies own approximately 94% and 6% of the Class S Shares.

Note 8—Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

Note 9—Forward Foreign Currency Contracts—The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions on the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. At December 31, 2008, the Fund had no outstanding forward foreign currency contracts.

Note 10—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the deferred compensation plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 11—Equity Swap—The Fund may enter into an equity swap to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an

NOTES TO FINANCIAL STATEMENTS
(continued)

amount based upon the value of the underlying instrument (notional amount) and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statement of Assets and Liabilities. At December 31, 2008, there were no equity swaps outstanding.

Note 12—Commodity Swap—The Fund may enter into a commodity swap to gain investment exposure to the relevant spread of the commodity reference prices. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. At termination date, a final payment is made based on the swap’s notional amount on trade date versus the value on termination date. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying reference prices. The Fund records a net receivable or payable daily, based on the change in the value of the swap. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statement of Assets and Liabilities. At December 31, 2008, there were no commodity swaps outstanding.

Note 13—Bank Line of Credit—The Trust may participate with the Van Eck Funds (together the “Funds”) in a $10 million committed credit facility (“Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2008, the Fund borrowed under this Facility. The average daily balance during the 12 day period during which the loan was outstanding amounted to $6,894,397 and the weighted average interest rate was 3.33%. At December 31, 2008, there were no outstanding borrowings by the Fund under the Facility.

Note 14—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. The Fund may lend up to 50% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Fund will continue to receive any dividends or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedule of Investments and the Statement of Assets and Liabilities. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Fund may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the securities lending agent. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. As of December 31, 2008, there were no securities out on loan.

Note 15—Custodian Fees—The Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the year ended December 31, 2008 the Fund’s custodian fees were reduced by $616. The Fund could have invested its cash balance elsewhere if it had not agreed to a reduction in fees under the expense offset agreement with its custodian.

Note 16—Subsequent Event—A dividend of $0.059 per share from net investment income and a distribution of $0.117 per share from net realized long-term capital gains were paid on January 30, 2009 to shareholders of record of the Initial Class Shares, Class R1 Shares and Class S Shares as of January 29, 2009 with a reinvestment date of January 30, 2009.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Van Eck Worldwide Insurance Trust and the Shareholders of Worldwide Hard Assets Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Hard Assets Fund (one of the Funds comprising Van Eck Worldwide Insurance Trust) (the “Fund”), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers or other appropriate audit procedures, where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Worldwide Hard Assets Fund at December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 25, 2009

BOARD OF TRUSTEES AND OFFICERS
(unaudited)

Trustee’s Name, Address[1] and Age	Position(s) Held with Fund Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Portfolios in Fund Complex[3] Overseen by Trustee	Other Directorships Held Outside the Fund Complex[3]

Independent Trustees:

Jon Lukomnik 52‡¶	Trustee since March 2006	Managing Partner, Sinclair Capital LLC; Consultant to various asset management companies; Program Director, IRRC Institute.	8	Sears Canada, Inc.

Jane DiRenzo Pigott 51‡¶	Trustee since July 2007	Managing Director, R3 Group, LLC, 2002 to present.	8	Director and Chair of Audit Committee of 3E Company.

Wayne H. Shaner 61‡¶	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present; Investment Adviser, Torray LLC, January 2008 to June 2008; Public Member Investment Committee, Maryland State Retirement System since 1991; Vice President, Investments, Lockheed Martin Corporation (formerly Martin Marietta Corporation), 1976-September 2003.	8	Director, The Torray Funds, since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 55‡¶	Vice Chairman, Trustee since June 2004	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	36	Director, Kenyon Review; Director, The Medici Archive Project.

Richard D. Stamberger 49‡¶	Chairman, Trustee since 1994	President and CEO, SmartBrief.com	36	None.

Robert L. Stelzl 63‡¶	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; Principal, Colony Capital, Inc., 1990 to 2003.	8	Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Homes, Inc.

BOARD OF TRUSTEES AND OFFICERS
(unaudited) (continued)

Officer’s Name, Address[1] and Age	Position(s) Held with Fund	Length of Time Served[2]	Principal Occupation(s) During The Past Five Years

Officers:

Russell G. Brennan 43	Assistant Vice President and Assistant Treasurer	Since 2008

Assistant Vice President and Assistant Treasurer of the Adviser (Since 2008); Manager (Portfolio Administration), Van Eck Associates Corporation (“VEAC”) (September 2005-October 2008); Vice President, Robeco Investment Management (July1990-September 2005).

Charles T. Cameron 48	Vice President	Since 1996	Director of Trading and Portfolio Manager for the Adviser; Officer of other investment companies advised by the Adviser.

Keith J. Carlson 52	Chief Executive Officer and President	Since 2004

President of the Adviser and Van Eck Securities Corporation (“VESC”); Private Investor (June 2003-January 2004); Independent Consultant, Waddell & Reed, Inc. (December 2002-May 2003); Officer of other investment companies advised by the Adviser.

Susan C. Lashley 53	Vice President	Since 1988	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Thomas K. Lynch 52	Chief Compliance Officer	Since 2006

Chief Compliance Officer of the Adviser and Van Eck Absolute Return Advisers Corporation (“VEARA”) (Since January 2007); Vice President of the Adviser and VEARA; Treasurer and Officer of other investment companies advised by the Adviser (April 2005-December 2006); Second Vice President of Investment Reporting, TIAA-CREF (January 1996-April 2005).

Laura I. Martínez 28	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President and Associate General Counsel of the Adviser (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Stanford Law School (September 2002-June 2005).

Joseph J. McBrien 60	Senior Vice President, Secretary and Chief Legal Officer	Since 2005

Senior Vice President, General Counsel and Secretary of the Adviser, VESC and VEARA (Since December 2005); Managing Director, Chatsworth Securities LLC (March 2001-November 2005); Officer of other investment companies advised by the Adviser.

Officer’s Name, Address[1] and Age	Position(s) Held with Fund	Length of Time Served[2]	Principal Occupation(s) During The Past Five Years

Alfred J. Ratcliffe 61	Vice President and Treasurer	Since 2006

Vice President of the Adviser (Since 2006); Vice President and Director of Mutual Fund Accounting and Administration, PFPC (March 2000- November 2006); Officer of other investment companies advised by the Adviser.

Jonathan R. Simon 34	Vice President and Assistant Secretary	Since 2006

Vice President and Associate General Counsel of the Adviser (Since 2006); Vice President and Assistant Secretary of VEARA and VESC (Since 2006); Associate, Schulte Roth & Zabel (July 2004-July 2006); Associate, Carter Ledyard & Milburn LLP (September 2001-July 2004); Officer of other investment companies advised by the Adviser.

Bruce J. Smith 53	Senior Vice President and Chief Financial Officer	Since 1985

Senior Vice President and Chief Financial Officer of the Adviser; Senior Vice President, Chief Financial Officer, Treasurer and Controller of VESC and VEARA; Officer of other investment companies advised by the Adviser.

Derek S. van Eck[4] 44	Executive Vice President	Since 2004	Director and Executive Vice President of the Adviser, VESC and VEARA; Director of Greylock Capital Associates LLC; Officer of other investment companies advised by the Adviser.

Jan F. van Eck[4] 45	Executive Vice President	Since 2005

Director and Executive Vice President of the Adviser; Director, Executive Vice President and Chief Compliance Officer of VESC; Director and President of VEARA; Director of Greylock Capital Associates LLC; Trustee of Market Vectors ETF Trust; Officer of other investment companies advised by the Adviser.

1	The address for each Trustee and Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2

Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75. Officers are elected yearly by the Trustees.

3	The Fund Complex consists of Van Eck Funds, Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.
4	An “interested person” as defined in the 1940 Act. Messrs. Jan F. van Eck and Derek S. van Eck are brothers.
‡	Member of the Governance Committee.
¶	Member of the Audit Committee.

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This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Investment Adviser: Van Eck Associates Corporation

Distributor:Van Eck Securities Corporation | 335 Madison Avenue | New York, NY 10017 | www.vaneck.com

Account Assistance: 1.800.544.4653

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that Alastair Short, member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal accountant for the Worldwide Insurance Trust, billed audit fees of $171,000 for 2008 and $168,000 for 2007.

b)   Audit-Related Fees

     None

c)   Tax Fees

     Ernst & Young billed tax fees of $21,000 for 2008 and $23,111 for 2007.

d)   All Other Fees

     None.

e)   The Audit Committee pre-approves all audit and non-audit services to be provided to the Fund by the independent accountants as required by Section
     10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Hard Assets Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide
     Hard Assets Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE HARD ASSETS FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date March 5, 2009
     -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Derek S. van Eck, CEO
                        -------------------------
Date March 5, 2009
     -----------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                        ---------------------------

Date March 5, 2009
     -----------------